                    CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the incorporation by reference of our report, dated February 25, 2000, with respect to the financial statements of MBC Holding Company (the "Company") included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 No. 33-71442.

McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
March 30, 2000